Exhibit 21.1

Subsidiaries of
Ladder Capital Corp

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

Holding Companies
LCFH - LC Finance Holdings TRS Series	Delaware
LCFHR - LC Finance Holdings REIT Series	Delaware
Ladder Capital Insurance LLC	Delaware
Ladder Member Corporation	Delaware
Ladder Midco II LLC	Delaware
LMIDC - Ladder Midco LLC	Delaware
LC TRS I LLC	Delaware
LC TRS III LLC	Delaware
Series REIT of Ladder Midco II LLC	Delaware
Series REIT of Ladder Midco LLC	Delaware
Tuebor TRS IV LLC	Michigan

Regulated Subsidiaries
Tuebor Captive Insurance Company LLC	Michigan

REIT Subsidiaries
Tuebor REIT Inc	Michigan

Lending/Real Estate Debt-Related Subsidiaries
Ladder Capital Finance LLC	Delaware
Series REIT of Ladder Capital Finance I LLC	Delaware
Series REIT of Ladder Capital Finance II LLC	Delaware
Series TRS of Ladder Capital Finance III LLC	Delaware
Series REIT of Ladder Capital Finance III LLC	Delaware
Ladder Capital Finance VI REIT LLC	Delaware
Ladder Capital Finance VI TRS LLC	Delaware
Ladder Capital Finance VII REIT LLC	Delaware
Ladder Capital Finance VII TRS LLC	Delaware
Ladder Capital Finance VIII REIT	Delaware
Ladder Capital Finance VIII TRS	Delaware
Ladder Capital Finance IX LLC	Delaware
Series TRS of Ladder Capital Finance I LLC	Delaware
Series TRS of Ladder Capital Finance II LLC	Delaware
Ladder Capital Finance Portfolio II LLC	Delaware
LC Realty II LLC	Delaware
Ladder Corporate Revolver I LLC	Delaware
LMEZZ 250 W90 LLC	Delaware
Tuebor REIT Sub LLC	Michigan
Tuebor TRS II LLC	Michigan

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

Securities Subsidiaries
Ladder Capital Finance Portfolio LLC	Delaware
Ladder Capital Finance Portfolio III Ltd	Cayman Islands
LCR CMBS IV LLC	Delaware
Tuebor Securities LLC	Michigan

Real Estate/Real Estate-Related Subsidiaries
LAG Memphis LLC	Delaware
LAS Evansville LLC	Delaware
LAS Wichita LLC	Delaware
LBW Bellport LLC	Delaware
LBW Sennett	Delaware
LBW Mooresville LLC / LBW Saratoga LLC / LBW Vineland LLC / LBW Waldorf LLC	Delaware
LBW Rotterdam	Delaware
LBA Tract C and G LLC / LBA Tract E LLC	Delaware
LC Carmel Retail LLC	Delaware
LC La Cienega LLC	Delaware
JV - CanPac JV LLC	Delaware
LDG Cape Girardeau MO LLC	Delaware
LDG Isanti MN LLC	Delaware
LDG Little Falls MN LLC	Delaware
LDG Newburgh IN LLC	Delaware
LDG Saginaw BV MI LLC	Delaware
LDG Sioux City LLC	Delaware
LDG Waterloo IA LLC	Delaware
LSDDT LLC	Delaware
LFD Albion PA LLC	Delaware
LFD Biscoe NC LLC	Delaware
LFD Malone NY LLC	Delaware
LFD Moultrie GA LLC	Delaware
LFD Mt Vernon AL LLC	Delaware
LFD Redford VA LLC	Delaware
LFD Rockingham NC LLC	Delaware
LFD Rose Hill NC LLC	Delaware
LFD Rural Retreat VA LLC	Delaware
LRF Ewing NJ LLC	Delaware
Grace Lake Member LLC	Delaware
LRS Bixby OK LLC	Delaware
LFR Grove OK LLC	Delaware
LRS Jenks OK LLC	Delaware
LHP Conyers LLC	Delaware
LHL Jacksonville LLC	Delaware
LHV Ankeny LLC	Delaware
LHV Cedar Rapids LLC	Delaware
LHV Fairfield LLC	Delaware

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

LHV Muscatine LLC	Delaware
LHV Owatonna LLC	Delaware
LHV Sheldon LLC	Delaware
LHV Springfield LLC	Delaware
IOP JV Member LLC	Delaware
IOP JV LLC	Delaware
Isla Vista JV LLC	Delaware
LHV Kohls Minot ND LLC	Delaware
LACCBSC LLC	Delaware
LACSVGA LLC	Delaware
LBW Pittsfield LLC	Delaware
Ladder Capital CRE Equity LLC	Delaware
LWAGDVGA LLC	Delaware
LWAGLBGA LLC	Delaware
3650 S. 72nd Owner LLC	Delaware
Omaha Hotel Property Owner LLC	Delaware
ONP JV Member LLC	Delaware
ONP JV LLC	Delaware
Pinebrook Associates Holdings, LP	Delaware
301 Peoria IL LLC	Delaware
LSHUTA Midtown LLC	Delaware
LSHTCU Edge LLC	Delaware
LRI South Bend IN LLC	Delaware
LRI Winston Salem NC LLC	Delaware
LSC Ofallon LLC	Delaware
24 Second Avenue JV Member LLC	Delaware
24 Second Avenue Holdings LLC	New York
LTU Crum Lynne PA LLC	Delaware
LWAG Crawford LLC	Delaware
LWAG Loveland LLC	Delaware
LWAG Ooltewah LLC	Delaware
LWAG Palmview LLC	Delaware
LWAG Ponce PR LLC	Delaware
LWAG Youngstown LLC	Delaware

Securitization-Related Subsidiaries
LCCM 2017-FL1 CRE Trust	Delaware
Ladder CRE 1 FL1 Parent LLC	Delaware
LCCM 2017-FL2 CRE	Delaware
Ladder CRE 2 Parent LLC	Delaware
LCCM 2020-FL3 CRE Trust	Delaware
Ladder CRE 3 Parent LLC	Delaware